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                                                                EXHIBIT 10.36(e)

                                FOURTH AMENDMENT
                    TO THE MASTER LOAN AND SECURITY AGREEMENT

                  Fourth Amendment, dated as of June 8, 2000 (this "AMENDMENT"), to the Master Loan and Security Agreement, dated as of October 29, 1999 (as previously amended, supplemented or otherwise modified, the "EXISTING LOAN AGREEMENT", and as amended hereby, the "LOAN AGREEMENT"), between AAMES CAPITAL CORPORATION (the "BORROWER"), and MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC., formerly MORGAN STANLEY MORTGAGE CAPITAL INC., (the "LENDER").

                                    RECITALS

                  The Borrower and the Lender are parties to the Existing Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

                  The Borrower and the Lender have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended as set forth herein.

                  Accordingly, the Borrower and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:


                  SECTION 1. AMENDMENT. Part I, paragraph (o) of Schedule 1 of the Existing Loan Agreement is hereby amended by deleting such paragraph in its entirety and substituting in lieu thereof the following new paragraph:

                           "(o) LTV. No Mortgage Loan which is a First Lien Loan has an LTV greater than 90%; PROVIDED, that, notwithstanding the foregoing, if such Mortgage Loan is insured under a mortgage guaranty insurance policy, the LTV shall not be greater than 97%. No Mortgage Loan which is a Second Lien Loan has an LTV greater than 100% (determined by taking the sum of the first mortgage loan on the related Mortgage Property and the unpaid principal balance of the Second Lien Loan and treating such amount as the amount of the Mortgage Loan)."


                  SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which the following conditions precedent shall have been satisfied:

                  2.1 DELIVERED DOCUMENTS. On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:


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                           (a) AMENDMENT. This Amendment, executed and
         delivered by a duly authorized officer of the Borrower and the Lender;

                           (b) OTHER DOCUMENTS. Such other documents as the Lender or counsel to the Lender may reasonably request.

                  2.2 NO DEFAULT. On the Amendment Effective Date, (i) the Borrower shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrower pursuant to
Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default shall have occurred and be continuing on such date.


                  SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.


                  SECTION 4. LIMITED EFFECT. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; PROVIDED, HOWEVER, that reference therein and herein to the "Loan Documents" shall be deemed to include, in any event, (i) the Existing Loan Agreement, (ii) this Amendment, (iii) the Note and (iv) the Custodial Agreement. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.


                  SECTION 5. COUNTERPARTS. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.


                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered as of the day and year first above written.


                                BORROWER

                                AAMES CAPITAL CORPORATION



                                By  /s/ John Kohler
                                   ---------------------------------------------
                                    Name: John Kohler
                                    Title:  Executive Vice President


                                LENDER

                                MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC. (FORMERLY MORGAN STANLEY MORTGAGE CAPITAL INC.)



                                By
                                   ---------------------------------------------
                                    Name:
                                    Title:


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